Information by Geographic Areas	3 Months Ended
Apr. 30, 2013
Information by Geographic Areas
Information by Geographic Areas

(10) Information by Geographic Areas

        Revenue by geography is based on the ship-to address of the customer, which is intended to approximate where the customer's seats are provisioned. The ship-to country is generally the same as the billing country. The following tables present our revenue by geographic region for the fiscal years ended January 31, 2011, 2012 and 2013 and three months ended April 30, 2012 and 2013 (in thousands):

	Fiscal Year Ended January 31,			Three Months Ended April 30,
	2011	2012	2013	2012	2013
				(unaudited)
United States	$25,657	$35,660	$49,233	$11,200	$13,833
International	4,053	5,665	7,613	1,778	2,216

	$29,710	$41,325	$56,846	$12,978	$16,049

        Other than the United States, no other individual country exceeded 6% of total revenue during any of the periods presented. Primarily all of our property and equipment is located in the United States.